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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) February 14, 2001
                                                 -------------------------------


                        VISTA INFORMATION SOLUTIONS, INC,
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               (Exact name of registrant as specified in charter)


        Delaware                        0-20312                  41-1293754
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 (State or other jurisdiction         (Commission             (IRS Employer
       of incorporation)              File Number)           Identification No.)


    5060 Shoreham Place, San Diego, California                 92122
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     (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code (858) 450-6100
                                                   -----------------------------


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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.


On February 14, 2001, VISTA Information Solutions, Inc. issued a press release announcing the execution of a letter of intent to combine VISTA's business with the Tax, Credit, Flood, Appraisal and Property Records business units of Fidelity National Financial, Inc. Further information is provided in the press release which is filed as an exhibit to this report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

         99.1     Press Release dated February 14, 2001



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     VISTA Information Solutions, Inc.



Date:  February 14, 2001             By: /s/ Neil A. Johnson
                                         ---------------------------------------
                                         Neil A. Johnson
                                         Senior Vice President, Finance and
                                         Administration, Chief Financial Officer


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                                  EXHIBIT INDEX


     Exhibit                     Description
     -------                     -----------
       99.1          Press Release dated February 14, 2001



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